UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report): February 9, 2005

ARGON ST, INC.

(Exact Name of Registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-08193	38-1873250
(Commission File No.)	(I.R.S. Employer
Identification No.)

12701 Fair Lakes Circle, Suite 800, Fairfax, Virginia 22033

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703)322-0881

ARGON ST, INC. AND SUBSIDIARIES

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 9, 2005, Argon ST, Inc. (the ‘Company’) reported its results for the quarter ended January 2, 2005. The Company’s press release, dated February 9, 2005, is attached as Exhibit 99.1

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 9, 2005, issued by Argon ST, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned, thereunto duly authorized.

ARGON ST, INC.
February 9, 2005	By:	/s/ Donald F. Fultz
Donald F. Fultz
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 9, 2005, issued by Argon ST, Inc